                             INTEX MODELS DISCLAIMER

The tables and other statistical analyses (the "Hypothetical Performance Data") that you will produce using Intex with the attached information are privileged and intended solely for use by you (the party to whom Lehman Brothers Inc. provided the computer model used to generate them). The Hypothetical Performance Data will be generated by you using a computer model prepared by Lehman Brothers Inc. in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by Lehman Brothers Inc. or any other person. The computer model that you will use to prepare the Hypothetical Performance Data was furnished to you solely by Lehman Brothers Inc. and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you, and that neither Lehman Brothers Inc. nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

Numerous assumptions were used in preparing the computer model you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between (a) the actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Lehman Brothers Inc. Trading Desk at 212 526-8320 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither Lehman Brothers Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are preliminary and subject to change prior to issuance.

Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Lehman Brothers Inc. Trading Desk at 212 526-8320.

The computer model referenced herein supersedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superseded in its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

! WAMU03AR6.CDI   WHOLE_LOAN  PORTFOLIO
!
!
!
     FULL_DEALNAME:        WASHINGTON MUTUAL MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 2003-AR8
        ISSUER:            WAMU CAPITAL
        DEALER:            LEHMAN BROTHERS, INC.
        DEAL SIZE:         $ 1800000000.00
        PRICING SPEED:     CPR 25%
!       ISSUE DATE:        20030701
        SETTLEMENT DATE:   20030725
!
        OPTIONAL REDEMPTION: "PCT"  ((COLL_PREV_BAL /ORIG_DBAL) <= 5%);
        OPTIONAL REDEMPTION: "ROLL_DATE" 20080725
!
  Record date delay: 24
!
!
  DEFINE STANDARDIZE ORIG_COLL_BAL     GROUP 0 CONSTANT #OrigCollBal =
1250000000.00
!
MASTER_SERVICE_FEE 0.0
!
  CREDIT_SUPPORT_BASIS DEAL
!
DEFINE IDXFILE "POR"
!
  INITIAL INDEX CMT_1YR 1.00
!
  TOLERANCE WRITEDOWN_0LOSS 2.00
  TOLERANCE INTEREST        2.00
!
  DEFINE DYNAMIC #NetRate   = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200
!
  Tranche "A1"    SEN_WAC
    Block $ 1214999000.00                       FLOAT Delay 24 Dated 20030701
Next 20030825
 ( IF CURDATE LE 20080725 THEN min(#Netrate,4.03) ELSE #NetRate )
  0   999
!
  Tranche "A2"    SEN_FLT
    Block $  0.00                     FLOAT
 ( IF CURDATE LE 20080725 THEN #Netrate - 0.0 ELSE #NetRate )
  0   999.
!
  Tranche "X1"     SEN_NTL_FIX_IO
      Block $ 1214999000.00                     FLOAT NOTIONAL WITH FORMULA (IF
CURDATE LE 20080725 THEN BBAL("A1") ELSE 0); Delay 24  Dated 20030701  Next
20030825
      (Max(0, #Netrate - (optimal_intpmt("A1")/BBAL("A1") * 1200)))
      0   999

!
  Tranche "X2"     SEN_NTL_FIX_IO
    Block $  1.00  at 0.00    NOTIONAL WITH FORMULA (IF CURDATE LT 20080725 THEN

_

BBAL("A2") ELSE 0);
!  Tranche "R"     SEN_RES_WAC
    Block $        100.00                     FLOAT   SURPLUS
 ( #NetRate )
  0.00  99999.
!
  Tranche "B1"    JUN_WAC
    Block $  13125000.00                      FLOAT
 ( #NetRate )
  0.00  99999.
!
  Tranche "B2"    JUN_WAC
    Block $  10000000.00                      FLOAT
 ( #NetRate )
  0.00  99999.
!
  Tranche "B3"    JUN_WAC
    Block $   5000000.00                      FLOAT
 ( #NetRate )
  0.00  99999.
!
  Tranche "B4"    JUN_WAC_NO
    Block $   1875000.00                      FLOAT
 ( #NetRate )
  0.00  99999.
!
  Tranche "B5"    JUN_WAC_NO
    Block $   1875000.00                      FLOAT
 ( #NetRate )
  0.00  99999.
!
  Tranche "B6"    JUN_WAC_NO
    Block $   3125900.00                      FLOAT
 ( #NetRate )
  0.00  99999.
!
  Tranche "FIXFEE"  PSEUDO SEN_NTL_FLT_NO   !NO_CUSIP_OK
   Block $   1250000000.00  at 0             NOTIONAL WITH FORMULA ( COLL_BAL );
!
!
  CLASS "SEN"  = "A1".."R" "FIXFEE"
!
  CLASS "B1"  NO_BUILD_TRANCHE = "B1"
  CLASS "B2"  NO_BUILD_TRANCHE = "B2"
  CLASS "B3"  NO_BUILD_TRANCHE = "B3"
  CLASS "B4"  NO_BUILD_TRANCHE = "B4"
  CLASS "B5"  NO_BUILD_TRANCHE = "B5"
  CLASS "B6"  NO_BUILD_TRANCHE = "B6"
  CLASS "SUB" WRITEDOWN_BAL SUBORD = "B1" "B2" "B3" "B4" "B5" "B6"
!
  CLASS "ROOT" DISTRIB_CLASS RULES _
               PRORATA_INTSHORT_BASE ACCRUAL _
               SHORTFALL_PAYBACK PRINCIPAL_LOSS TRUE _
               = "SEN" "SUB"
!
  CROSSOVER  When 0

!
  SPECIAL_HAZARD TERMINATION    When  HAZARD_LOSS_ACCUM   > 11400157
  FRAUD TERMINATION             When  FRAUD_LOSS_ACCUM    > 2.00% * #OrigCollBal
  BANKRUPTCY TERMINATION        When  BANKRUPT_LOSS_ACCUM >   100000
!
!
  INTEREST_SHORTFALL          FULL_PREPAY    Compensate MASTER_SERV Pro_rata _
                              PARTIAL_PREPAY NO_Compensate Pro_rata _
                              LOSS           NO_Compensate Subordinated Accum
!
!
  TRANCHE MISCINFO
ALL_TRANCHES    RECORD_DATE PREV_MONTH LASTDAY
!
!
 TRIGGER "Delinquency1"                                   _
         ORIG_TESTVAL   0.00%                             _
         TESTVAL        (AVG_DELINQ_BAL(2,6)/BBAL("SUB"));_
         TARGETVAL      ( 50.00%) ;                       _
         ORIG_TARGETVAL 50.00%                            _
         TRIGVAL        LODIFF
!
 TRIGGER "CumLoss1"                                          _
         ORIG_TESTVAL   0.00%                                _
         TESTVAL        (DELINQ_LOSS_ACCUM/ORIG_BBAL("SUB"));_
         TARGETVAL      ( SHIFTR%) ;                         _
         ORIG_TARGETVAL NO_CHECK 30.00%                      _
         TRIGVAL        LODIFF
!
!
 TRIGGER "ShiftTrigger1" _
         FULL_NAME    "Shifting Interest Delinquency/Loss Trigger" _
         DEFINITION   "A Shifting Interest Delinquency/Loss Trigger will exist _
after the 84th month if; _
(a) the 6 month average of 60+ delinquencies is greater than _
50% of the aggregate Class B outstanding certificate balance or; _
(b) cumulative losses as a percentage of the original subordinate bond balance _ are greater than or equal to the percentage in the following table; _
                      Month <=    %;  _
                           96           30%;_
                           108          35%;_
                           120          40%;_
                           132          45%;_
                           144          50%"_
         IMPACT       "Unscheduled principal that was intended to be paid to the
_
subordinate bonds will now be directed to the senior bonds."_
         TRIGVAL FORMULA ( Min( TRIGGER("Delinquency1","TRIGVAL"), TRIGGER("CumLoss1","TRIGVAL")));
!
!
 CMO Block Payment Rules
------------------------------------
!
!!! ALLOCATE TO SENIOR
!
 calculate : #OrigSenPct1  = 100 * ORIG_BBAL("SEN")/(#OrigCollBal)

!
 calculate : #SenPct1 = IF BBAL("SUB") < 0.1 THEN 100 ELSE MIN( 100, 100 * BBAL("SEN")/COLL_PREV_BAL)
 calculate : #SenPct1 = ROUND(#SenPct1,12)
!
 calculate : #OrigSubBal = MAX( 0, #OrigCollBal - ORIG_BBAL("SEN") )
!
!
 calculate : #DelinqTest1 = Trigger("ShiftTrigger1")
!
 calculate : #2TimesTest = (                         _
       BBAL("SUB")/(BBAL("SEN","SUB") + .05) GE                _
       ROUND(  2 * ORIG_BBAL("SUB")/ORIG_BBAL("SEN","SUB"),6)) AND _
       (IF CURMONTH LE 36                                 _
        THEN DELINQ_LOSS_ACCUM <= 20% * ORIG_BBAL("SUB")  _
        ELSE DELINQ_LOSS_ACCUM <= 30% * ORIG_BBAL("SUB"))
!
 calculate : #SenPrep1   =                                     _
             IF ( #SenPct1 > #OrigSenPct1 )                    _
             THEN 100.0                                        _
             ELSE IF (#2TimesTest AND (CURMONTH <= 36)  )      _
             THEN (#SenPct1 + .5 * (100 - #SenPct1))           _
             ELSE IF (#2TimesTest AND (CURMONTH >  36)  )      _
             THEN #SenPct1                                     _
             ELSE IF #DelinqTest1                              _
             THEN 100.0                                        _
             ELSE #SenPct1  + (SHIFT% * (100-#SenPct1)) ,      _
    Reduce_SHIFT%_when         (NOT #DelinqTest1)
!
 calculate : #SenPrep1   = ROUND(#SenPrep1,12)
!
 calculate : #SenRecv1  =                             _
              MIN( #SenPrep1/100 * DELINQ_RECOVER  ,  _
                   #SenPct1/100 * DELINQ_LIQUIDATE )
!
 calculate :  "SEN" _
NO_CHECK    SCHEDULED          AMOUNT         #S1  = COLL_P_SCHED * #SenPct1/100
; _
NO_CHECK    PREPAY             AMOUNT  LIMIT  #P1  = COLL_P_PREPAY *
#SenPrep1/100 ; _
NO_CHECK    RECOVER            AMOUNT  LIMIT  #R1  = #SenRecv1
!
!
  calculate : #SubSch1 = MAX( 0, (COLL_P_SCHED - #S1) )
  calculate : #SubPrp1 = MAX( 0, (COLL_P_PREPAY - #P1) )
  calculate : #SubRec1 = MAX( 0, (DELINQ_RECOVER  - #R1) )
!
!
!!! ALLOCATE TO SUBS
!
  calculate:  "B1" _
   SCHEDULED          AMOUNT   = #SubSch1  * SHARE("B1");     _
   PREPAY             AMOUNT   = #SubPrp1  * SUB_SHARE("B1"); _
   RECOVER            AMOUNT   = #SubRec1  * SHARE("B1")
!
  calculate:  "B2" _
   SCHEDULED          AMOUNT   = #SubSch1  * SHARE("B2");     _

   PREPAY             AMOUNT   = #SubPrp1  * SUB_SHARE("B2"); _
   RECOVER            AMOUNT   = #SubRec1  * SHARE("B2")
!
  calculate:  "B3" _
   SCHEDULED          AMOUNT   = #SubSch1  * SHARE("B3");     _
   PREPAY             AMOUNT   = #SubPrp1  * SUB_SHARE("B3"); _
   RECOVER            AMOUNT   = #SubRec1  * SHARE("B3")
!
  calculate:  "B4" _
   SCHEDULED          AMOUNT   = #SubSch1  * SHARE("B4");     _
   PREPAY             AMOUNT   = #SubPrp1  * SUB_SHARE("B4"); _
   RECOVER            AMOUNT   = #SubRec1  * SHARE("B4")
!
  calculate:  "B5" _
   SCHEDULED          AMOUNT   = #SubSch1  * SHARE("B5");     _
   PREPAY             AMOUNT   = #SubPrp1  * SUB_SHARE("B5"); _
   RECOVER            AMOUNT   = #SubRec1  * SHARE("B5")
!
  calculate:  "B6" _
   SCHEDULED          AMOUNT   = #SubSch1  * SHARE("B6");     _
   PREPAY             AMOUNT   = #SubPrp1  * SUB_SHARE("B6"); _
   RECOVER            AMOUNT   = #SubRec1  * SHARE("B6")
!
------------------------------------
!
------------------------------------
       from : NOWHERE ( ( COLL("SERVFEE") ) )
        pay : AS_INTEREST ( "FIXFEE" )
------------------------------------
!
------------------------------------
        pay : CLASS INTEREST  SEQUENTIAL  ( "SEN" )
        pay : CLASS INTSHORT  SEQUENTIAL  ( "SEN" )
        pay : CLASS PRINCIPAL SEQUENTIAL  ( "SEN" )
------------------------------------
!
------------------------------------
       when : IS_TRUE ( BBAL("SUB") LT .01 )
        pay : PRO_RATA ( "SEN" )
       goto : END_OF_RULES
------------------------------------
!
------------------------------------
        pay : CLASS INTEREST  SEQUENTIAL  ( "SUB" )
        pay : CLASS INTSHORT  SEQUENTIAL  ( "SUB" )
        pay : CLASS PRINCIPAL SEQUENTIAL  ( "SUB" )
------------------------------------
        pay : CLASS INTEREST  SEQUENTIAL  ( "B1" )
        pay : CLASS INTSHORT  SEQUENTIAL  ( "B1" )
        pay : CLASS PRINCIPAL SEQUENTIAL  ( "B1" )
------------------------------------
        pay : CLASS INTEREST  SEQUENTIAL  ( "B2" )
        pay : CLASS INTSHORT  SEQUENTIAL  ( "B2" )
        pay : CLASS PRINCIPAL SEQUENTIAL  ( "B2" )
------------------------------------
        pay : CLASS INTEREST  SEQUENTIAL  ( "B3" )
        pay : CLASS INTSHORT  SEQUENTIAL  ( "B3" )
        pay : CLASS PRINCIPAL SEQUENTIAL  ( "B3" )
------------------------------------
        pay : CLASS INTEREST  SEQUENTIAL  ( "B4" )
        pay : CLASS INTSHORT  SEQUENTIAL  ( "B4" )
        pay : CLASS PRINCIPAL SEQUENTIAL  ( "B4" )
------------------------------------
        pay : CLASS INTEREST  SEQUENTIAL  ( "B5" )
        pay : CLASS INTSHORT  SEQUENTIAL  ( "B5" )
        pay : CLASS PRINCIPAL SEQUENTIAL  ( "B5" )
------------------------------------
        pay : CLASS INTEREST  SEQUENTIAL  ( "B6" )
        pay : CLASS INTSHORT  SEQUENTIAL  ( "B6" )
        pay : CLASS PRINCIPAL SEQUENTIAL  ( "B6" )
------------------------------------
!
------------------------------------
        pay : CLASS PRINCSHORT_LOSS SEQUENTIAL ( "SEN" )
-------------------------------------
        pay : CLASS PRINCSHORT_LOSS SEQUENTIAL ( "SUB" )
-------------------------------------
        pay : CLASS PRINCSHORT_LOSS SEQUENTIAL ( "B1" )
-------------------------------------
        pay : CLASS PRINCSHORT_LOSS SEQUENTIAL ( "B2" )
-------------------------------------
        pay : CLASS PRINCSHORT_LOSS SEQUENTIAL ( "B3" )
-------------------------------------
        pay : CLASS PRINCSHORT_LOSS SEQUENTIAL ( "B4" )
-------------------------------------
        pay : CLASS PRINCSHORT_LOSS SEQUENTIAL ( "B5" )
-------------------------------------
        pay : CLASS PRINCSHORT_LOSS SEQUENTIAL ( "B6" )
-------------------------------------
!
------------------------------------
        pay : SEQUENTIAL  ( "B1" )
------------------------------------
        pay : SEQUENTIAL  ( "B2" )
------------------------------------
        pay : SEQUENTIAL  ( "B3" )
------------------------------------
        pay : SEQUENTIAL  ( "B4" )
------------------------------------
        pay : SEQUENTIAL  ( "B5" )
------------------------------------
        pay : SEQUENTIAL  ( "B6" )
------------------------------------
!
------------------------------------
        pay : SEQUENTIAL  ( "R" )
------------------------------------
        pay : PRO_RATA    ( "A1" ; "A2" )
------------------------------------
!
!
 Schedule "SHIFT%"
Declare
 84    100%

 96     70%
108     60%
120     40%
132     20%
144      0%
!
 Schedule "SHIFTR%"
Declare
96      30%
108     35%
120     40%
132     45%
144     50%
!
!
ABS_SUMMARY_INFO
!
! Collateral
!
!           Factor         ---Delay---
!  Type      Date          P/Y      BV    Use BV for 0
   WL       20030501        55      54         FALSE
!
! Pool # Type      Gross     Current     Original  -----------------------------
--- Fee-------------------------------  Maturity  Orig                       ARM
Net         #mos  #mos   P#mos P#mos     Life                     Reset
Life       Max    Look
!                  Coupon    Factor       Balance                 P/Y
BV                 P/Y  BV   Term                      Index            Margin
ToRst RstPer ToRst RstPer    Cap                        Cap
Floor      Negam  Back
M     UC000001    WL      MX    WAC    5.25881464  1     3,761,179.00    0.425
      0.425 353:7 353:7   360   NO_CHECK     ARM   CMT_1YR  2.75   54    12   54
      12    10.48038      (     IF   LOAN("TEASER")    THEN 5     ELSE   2    );
      :     (     IF      LOAN("TEASER")   THEN  5     ELSE 2     );     2.75 0
      55    TEASER
M     UC000002    WL      MX    WAC  5.544753131 1       2,216,314.28    0.425
      0.425 354:6 354:6   360   NO_CHECK   ARM   CMT_1YR    2.75   55    12   55
      12    10.5  (       IF    LOAN("TEASER")   THEN  5    ELSE   2     );   :
      (     IF    LOAN("TEASER")      THEN  5    ELSE  2    );     2.75  0    55
      TEASER
M     UC000003    WL      MX    WAC  5.418736015 1       79,110.75  0.425 0.425
      356:4 356:4 360     NO_CHECK   ARM   CMT_1YR     2.75 57     12    57   12
      10.375      (       IF    LOAN("TEASER")   THEN  5    ELSE   2     );    :
      (     IF    LOAN("TEASER")      THEN  5    ELSE  2    );     2.75  0    55
      TEASER
M     UC000004    WL      MX    WAC  4.888631772 1       2,621,419.16    0.425
      0.425 357:3 357:3   360   NO_CHECK   ARM   CMT_1YR    2.75   58    12   58
      12    9.84917       (     IF   LOAN("TEASER")    THEN 5     ELSE   2    );
      :     (     IF      LOAN("TEASER")   THEN  5     ELSE 2     );     2.75 0
      55    TEASER
M     UC000004    WL      MX    WAC  4.919941718 1      13,322,064.70    0.425
      0.425 358:2 358:2   360   NO_CHECK   ARM   CMT_1YR    2.75  59     12   59
      12    9.88755       (     IF   LOAN("TEASER")    THEN 5     ELSE   2    );
      :     (     IF      LOAN("TEASER")   THEN  5     ELSE 2     );     2.75 0
      55    TEASER

M     UC000004    WL      MX    WAC  4.831480746 1      37,482,481.21    0.425
      0.425 359:1 359:1   360   NO_CHECK ARM     CMT_1YR    2.75  60    12    60
      12    9.81901       (     IF   LOAN("TEASER")    THEN 5     ELSE  2     );
      :     (     IF      LOAN("TEASER")   THEN  5     ELSE 2     );    2.75   0
      55    TEASER
M     UC000004    WL      MX    WAC  4.781909932 1     153,022,186.27   0.425
      0.425 360:0 360:0   360   NO_CHECK   ARM   CMT_1YR    2.75255     61    12
      61    12    9.75161       (    IF    LOAN("TEASER")   THEN  5     ELSE  2
      );    :     (       IF    LOAN("TEASER")   THEN  5    ELSE  2     );
      2.75255     0       55    TEASER
M     UC000008    WL      MX    WAC  6.552890064 1     765,156.58 0.425 0.425
      346:14      346:14        360   NO_CHECK ARM     CMT_1YR    2.75  47    12
      47    12    11.5    (     IF   LOAN("TEASER")    THEN 5     ELSE  2     );
      :     (     IF      LOAN("TEASER")   THEN  5     ELSE 2     );    2.75  0
      55    TEASER        AMORT NONE FOR   5/1/2007
M     UC000009    WL      MX    WAC  5.418736015 1     764,099.43 0.425 0.425
      352:8 352:8 360     NO_CHECK   ARM   CMT_1YR     2.75 53    12    53    12
      10.375      (       IF    LOAN("TEASER")   THEN  5    ELSE  2     );    :
      (     IF    LOAN("TEASER")     THEN  5     ELSE  2    );    2.75  0     55
      TEASER      AMORT   NONE  FOR  11/1/2007
M     UC000010    WL      MX    WAC  5.532528047 1     3,272,043.63     0.425
      0.425 354:6 354:6   360   NO_CHECK   ARM   CMT_1YR    2.75  55    12    55
      12    10.48787      (     IF   LOAN("TEASER")    THEN 5     ELSE  2     );
      :     (     IF      LOAN("TEASER")   THEN  5     ELSE 2     );    2.75  0
      55    TEASER        AMORT NONE FOR   1/1/2008
M     UC000010    WL      MX    WAC  5.418736015 1     2,382,675.66     0.425
      0.425 355:5 355:5   360   NO_CHECK   ARM   CMT_1YR    2.75  56    12    56
      12    10.41379      (     IF   LOAN("TEASER")    THEN 5     ELSE  2     );
      :     (     IF      LOAN("TEASER")   THEN  5     ELSE 2     );    2.75  0
      55    TEASER        AMORT NONE FOR   2/1/2008
M     UC000010    WL      MX    WAC  5.326283372 1     3,701,671.49     0.425
      0.425 356:4 356:4   360   NO_CHECK   ARM   CMT_1YR    2.75  57    12    57
      12    10.28329      (     IF   LOAN("TEASER")    THEN 5     ELSE  2     );
      :     (     IF      LOAN("TEASER")   THEN  5     ELSE 2     );    2.75  0
      55    TEASER        AMORT NONE FOR   3/1/2008
M     UC000010    WL      MX    WAC  4.934247689 1     15,517,686.94    0.425
      0.425 357:3 357:3   360   NO_CHECK   ARM   CMT_1YR    2.75  58    12    58
      12    9.89442       (     IF   LOAN("TEASER")    THEN 5     ELSE  2     );
      :     (     IF      LOAN("TEASER")   THEN  5     ELSE 2     );    2.75  0
      55    TEASER        AMORT NONE FOR   4/1/2008
M     UC000010    WL      MX    WAC  4.877218912 1     35,225,448.85    0.425
      0.425 358:2 358:2   360   NO_CHECK   ARM   CMT_1YR    2.75  59    12    59
      12    9.83785       (     IF   LOAN("TEASER")    THEN 5     ELSE  2     );
      :     (     IF      LOAN("TEASER")   THEN  5     ELSE 2     );    2.75  0
      55    TEASER        AMORT NONE FOR   5/1/2008
M     UC000010    WL      MX    WAC  4.845226998 1     95,364,785.55    0.425
      0.425 359:1 359:1   360   NO_CHECK   ARM   CMT_1YR    2.75  60    12    60
      12    9.80612       (     IF   LOAN("TEASER")    THEN 5     ELSE  2     );
      :     (     IF      LOAN("TEASER")   THEN  5     ELSE 2     );    2.75  0
      55    TEASER        AMORT NONE FOR   6/1/2008
M     UC000010    WL      MX    WAC  4.661820996 1     880,501,676.50   0.425
      0.425 360:0 360:0   360   NO_CHECK   ARM   CMT_1YR    2.75  61    12    61
      12    9.62806       (     IF   LOAN("TEASER")    THEN 5     ELSE  2     );
      :     (     IF      LOAN("TEASER")   THEN  5     ELSE 2     );    2.75  0
      55    TEASER        AMORT NONE FOR   7/1/2008